Exhibit 10.32
EXECUTION VERSION

CONTRIBUTION AGREEMENT
THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of October 16, 2018, by and among Taylor Morrison Homes Corporation, a Delaware corporation (“Holdco”), Taylor Morrison Home Corporation, a Delaware corporation (“TMHC”) and each of the Management Holders set forth on the signature pages hereto (the “Management Holders” and, together with Holdco and TMHC, each, a “Party” and collectively, the “Parties”).
WHEREAS, the Parties intend to undertake a restructuring (the “Restructuring”) and to cause to be completed the transactions outlined in the Taylor Morrison Partnership / Canada Unwind deck previously delivered to the Management Holders (the “Restructuring Deck”) in the sequence and manner set out in the Restructuring Deck;
WHEREAS, in connection with the Restructuring, TMHC and Holdco intend to enter into an Agreement and Plan of Merger (the “Merger Agreement”), by and among TMHC, Holdco and Second Half 2018 Mergerco Inc., a Delaware corporation and wholly owned subsidiary of Holdco (“Mergerco”), pursuant to which, among other things, TMHC will merge with and into Mergerco (the “Merger”), with TMHC continuing as the surviving corporation of the Merger under the name Taylor Morrison Home II Corporation as a wholly owned subsidiary of Holdco;
WHEREAS, each Management Holder holds (i) that certain number of Common Units (as defined in the Amended and Restated Agreement of Exempted Limited Partnership of TMM Holdings II Limited Partnership, an exempted limited partnership under the laws of the Cayman Islands (“TMM Holdings”), dated April 9, 2013, as amended) of TMM Holdings set forth below such Management Holder’s name on the signature pages hereto (with respect to each Management Holder, the “TMM Units”) and (ii) that certain number of shares of Class B common stock, with the par value of $0.00001 per share, of TMHC (with respect to each Management Holder, the “TMHC Class B Shares”) set forth below such Management Holder’s name on the signature pages hereto;
WHEREAS, pursuant to the Merger, each TMHC Class B Share will become a share of Class B common stock, with the par value of $0.00001 per share, of Holdco (the “Holdco Class B Shares” and, together with the corresponding TMM Units, the “Paired Interests”);
WHEREAS, subject to the terms and conditions set forth in this Agreement, following the Merger and at the Closing (as defined below), each Management Holder shall (i) contribute, transfer and assign to Holdco all of its right, title and interest in and to all of its TMM Units and (ii) surrender, forfeit and relinquish all of its Holdco Class B Shares to Holdco for cancellation (together, the “Contribution and Surrender”), solely in exchange for the number of shares of Class A common stock, with the par value of $0.00001 per share, of Holdco (with respect to each Management Holder, the “Issued Shares”) that is equal to the number of Paired Interests held by such Management Holder;
WHEREAS, concurrently with the Contribution and Surrender, Holdco shall accept the Paired Interests from each Management Holder and, in exchange therefor and subject to the terms

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and conditions hereof, issue the Issued Shares to each Management Holder (the “Issuance” and, together with the Contribution and Surrender, the “Contribution, Surrender and Issuance”);
WHEREAS, immediately following the Contribution, Surrender and Issuance, all of the Holdco Class B Shares shall be cancelled and cease to be outstanding; and
WHEREAS, the board of directors of TMHC and Holdco have approved the transactions contemplated by this Agreement for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), which approval is intended to exempt each disposition by each Management Holder of its respective Paired Interests to the extent that it or any person affiliated with it may be deemed an officer or director of TMHC or Holdco from Section 16(b) of the Exchange Act.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Contribution, Surrender and Issuance. Pursuant to and in accordance with the terms and conditions of this Agreement, and effective as of the Closing, Holdco shall issue to each Management Holder the Issued Shares, free and clear of all liens, encumbrances, charges, mortgages, options, pledges, restrictions on transfer, security interests, hypothecations, easements, rights-of-way or other similar restrictions (collectively, “Encumbrances”) (other than Encumbrances under applicable securities laws) and each Management Holder shall accept and take delivery of the Issued Shares, free and clear of all Encumbrances (other than Encumbrances under applicable securities laws) and, in exchange therefore, shall contribute, transfer and assign to Holdco all of its right, title and interest in and to all of its Paired Interests, free and clear of Encumbrances (other than Encumbrances under applicable securities laws) (the “Contribution and Issuance Transaction”).
2.Cancellation of Holdco Class B Shares. Pursuant to and in accordance with the terms and conditions of this Agreement, and effective as of immediately following the Contribution and Issuance Transaction, all of the Holdco Class B Shares shall be cancelled and cease to be outstanding.
3.Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur immediately following the consummation of the Merger. The Closing shall occur at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019. At the Closing, each Management Holder shall deliver to Holdco (or as instructed by Holdco) duly executed transfer powers or other documentation reasonably requested by Holdco, in each case, relating to the transfer of such Management Holder’s Paired Interests to Holdco.

4.	Holdco Representations. In connection with the transactions contemplated hereby, Holdco represents and warrants to the Management Holders as of the Closing as follows:

a.
Organization and Standing. Holdco is duly organized or formed, validly existing in good standing under the laws of the jurisdiction of its incorporation or formation and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

b.
Authority. Holdco has all requisite corporate power and authority necessary to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Holdco have been duly and validly authorized by all necessary corporate action on the part of Holdco, and no other corporate proceedings on the part of Holdco are necessary to adopt this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Holdco and this Agreement constitutes a legal, valid and binding obligation of Holdco enforceable against Holdco in accordance with the terms hereof.

c.	Shares. When the Issued Shares have been delivered and paid for in accordance with this Agreement at Closing, such Issued Shares will have been, validly issued, fully paid and nonassessable.
5.Representations and Warranties of the Management Holders. Each Management Holder, severally and not jointly, represents and warrants to Holdco as of the Closing as follows:

a.
Authority. Such Management Holder has the legal capacity necessary to execute, deliver and perform his, her or its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Management Holder, and this Agreement constitutes a legal, valid and binding obligation of such Management Holder, enforceable against such Management Holder in accordance with the terms hereof.

b.
No Conflict. The execution and delivery by such Management Holder of this Agreement does not, and the consummation by such Management Holder of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with or result in a breach or violation of, or a default under, (i) any judgment, order, decree, statute, rule, regulation or other law applicable to such Management Holder or (ii) any contract, agreement or instrument by which such Management Holder is bound.

No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to such Management Holder in connection with the execution and delivery by such Management Holder of this Agreement or the consummation by such Management Holder of the transactions contemplated hereby.

c.
Title. Immediately prior to the Contribution and Surrender at Closing, such Management Holder holds good and valid title to his, her or its Paired Interests to be sold at the Closing or a securities entitlement in respect thereof, and holds, and will hold until delivered to Holdco, such Paired Interests free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Paired Interests (including by crediting to a securities account of Holdco) and payment therefor pursuant hereto, assuming that Holdco has no notice of any adverse claims within the meaning of Section 8-105 of the New York Uniform Commercial Code as in effect in the State of New York from time to time (the “UCC”), (A) under 8-501 of the UCC, Holdco will acquire a valid security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Paired Interests purchased by Holdco and (B) no action (whether framed in conversion, replevin, constructive trust, equitable lien or other theory) based on an adverse claim (within the meaning of Section 8-105 of the UCC) to such security entitlement may be asserted against Holdco.

d.
Access to and Evaluation of Information Concerning Holdco. Such Management Holder (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the Contribution and Issuance Transaction. Such Management Holder has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Contribution and Issuance Transaction, and has had full access to such other information concerning the Contribution and Issuance Transaction as it has requested. Such Management Holder has received all information that it believes is necessary or appropriate in connection with the Purchases. Such Management Holder is an informed and sophisticated party and has engaged, to the extent such Management Holder deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby. Such Management Holder acknowledges that such Management Holder has not relied upon any express or implied representations or warranties of any nature made by or on behalf of Holdco, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of such Management Holder in this Agreement.

e.
No View to Distribution. Such Management Holder is acquiring its entire beneficial ownership interest in the Issued Shares for the Management Holder’s own account or the account of its Affiliates and not as a nominee or agent, and with no present intention of distributing the Issued Shares or any part thereof, and such Management Holder has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction in violation of the securities Laws of the United States or any state, without prejudice, however, to the Management Holder’s right at all times to sell or otherwise dispose of all or any part of the Issued Shares under a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws or under an exemption from such registration available thereunder (including, without limitation, if available, Rule 144 promulgated thereunder). If such Management Holder should in the future decide to dispose of any of the Shares, the Management Holder understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state securities Law, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities.

f.	No General Solicitation. Such Management Holder acknowledges that the Issued Shares were not offered to such Management Holder by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, website, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Management Holder was invited by any of the foregoing means of communications.

g.
Restricted Securities. Such Management Holder understands that the Issued Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from Holdco in a transaction not involving a public offering and that under such federal securities laws and applicable regulations such securities may not be resold absent registration under the Securities Act or an exemption therefrom. In this connection, such Management Holder represents that it is knowledgeable with respect to Rule 144 of the Commission promulgated under the Securities Act.

h.
Risk Factors. Such Management Holder understands and is aware that an investment in the Issued Shares involves substantial risks, including the risks as set forth in TMHC’s forms, registration statements, reports, schedules and statements required to be filed by it under the Exchange Act or the Securities Act.

6.Termination of Exchange Agreement. The Parties hereby agree that, concurrently with the Closing, that certain Exchange Agreement, dated as of April 9, 2013, by and among Holdco, TMM Holdings and the other parties thereto, shall terminate and be of no further force and effect without any further action by the Parties.
7.Further Assurances. Each Party (i) hereby agrees to instruct the applicable Parties and TMM Holdings, as applicable, to reflect the foregoing transfers on the books and records thereof and (ii) shall execute, deliver, file and record, or cause to be executed, delivered, filed and recorded, such further agreements, instruments and other documents, and take, or cause to be taken, such further actions, as any other Party may reasonably request as being necessary or desirable to effect or evidence the transactions contemplated by this Agreement.
8.Agreed Tax Treatment. The Management Holders and Holdco shall treat the Contribution and Issuance Transaction, together with the Merger, as a transfer pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”) unless otherwise required by a final “determination” (within the meaning of Section 1313 of the Code) or a change in applicable law.
9.Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties. The Management Holders may not assign or delegate all or any portion of their respective rights or obligations under this Agreement without the prior written consent of Holdco and TMHC.
10.Amendments, Changes and Modifications. This Agreement may not be amended, changed or otherwise modified except by a written instrument executed by Holdco, TMHC and the Management Holders holding a majority of all of the TMM Units.
11.Governing Law. This Agreement and any claim or controversy hereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.
12.WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES AND AGREES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.
13.Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement. Facsimile signatures or signatures received as a pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

TAYLOR MORRISON HOME CORPORATION
By:    _/s/ Darrell Sherman____________________

Name:    Darrell C. Sherman
Title:    Chief Legal Officer, Executive Vice
    President and Secretary

TAYLOR MORRISON HOMES CORPORATION
By:    _/s/ Darrell Sherman____________________
Name:    Darrell C. Sherman
Title:    Chief Legal Officer, Executive Vice
    President and Secretary

MANAGEMENT HOLDER
/s/ Sheryl Palmer________________
Sheryl Palmer

TMM Units	Holdco Class B Shares
468,513	468,513

[Signature Page to Step 4 Contribution Agreement]

MANAGEMENT HOLDER
/s/ Darrell Sherman________________
Darrell Sherman

TMM Units	Holdco Class B Shares
123,046	123,046

MANAGEMENT HOLDER
/s/ Dave Cone________________
Dave Cone

TMM Units	Holdco Class B Shares
41,205	41,205

[Signature Page to Step 4 Contribution Agreement]

MANAGEMENT HOLDER
/s/ Peter Lane________________
Peter Lane

TMM Units	Holdco Class B Shares
31,848	31,848

TMH HOLDINGS II GP, ULC, acting as
Attorney in Fact for the Limited Partners set forth on Schedule A

By:    _/s/ Darrell Sherman____________________

[Signature Page to Step 4 Contribution Agreement]

Name:    Darrell C. Sherman
Title:    Chief Legal Officer, Executive Vice
    President and Secretary